UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

ANIXA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37492	11-2622630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Almaden Expressway, Suite 250 San Jose, CA	95118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 708-9808

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2021, following a discussion with the Board of Directors (the “Board”) of Anixa Biosciences, Inc. (the “Company”), Dr. John Monahan and David Cavalier each notified the Board of their decision not to stand for re-election at the Company’s next annual meeting of stockholders to be held May 21, 2021. Dr. Monahan and Mr. Cavalier each made this determination with consideration to the enactment in the State of California of SB 826 and AB 979 requiring public companies headquartered in California to maintain minimum representation of females and members of underrepresented communities on their board of directors based on the size of the board of directors. Each of Dr. Monahan and Mr. Cavalier has notified the Board that the decision not to stand for re-election is not based on any disagreement with the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 29, 2021, the Board approved and adopted effective as of such date an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”) to add a new Section 11.3 to include a provision to designate the state and federal courts of the State of Delaware, respectively, as the exclusive forums in which certain claims may be brought against the Company. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of Anixa Biosciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2021

ANIXA BIOSCIENCES, INC.

By:	/s/ Amit Kumar
Name:	Dr. Amit Kumar
Title:	President and Chief Executive Officer